UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021 (July 20, 2021)

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida 33136

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Longeveron Inc. (the “Company”), approved revisions to the 2021 compensation of the Company’s named executive officers. The revised base compensation for the Company’s named executive officers, retroactive to February 12, 2021, is as follows: $340,000 (Geoff Green- Chief Executive Officer (CEO)), $270,000 (James Clavijo- Chief Financial Officer (CFO)) $300,000 (Paul Lehr- General Counsel), and $265,000 (Joshua Hare- Chief Science Officer (CSO)).

The Compensation Committee also approved an annual performance-based cash bonus opportunity, payable as a percent of base salary as follows: thirty-three percent (33%) for CEO, twenty-seven percent (27%) for CSO and twenty-five percent (25%) for the Company’s other named executive officers. Payment of the annual performance-based cash bonus will be made in the following amounts in the event that the following milestones are achieved: (i) 20% if budget revenues during the prior year review period meet pre-established projections; (ii) 20% if earnings/losses during the prior year review period are on budget (within 15%); and (iii) up to 60% if the Company’s stock price during the prior year review period exceeds various pre-established thresholds.

In addition, the Compensation Committee approved and granted bonus payments for the successful completion of the Company’s initial public offering in February of 2021 in the amounts of $100,000 (CEO) and $75,000 (CSO and General Counsel). The Company’s CFO had received his bonus payment previously. With respect to the bonus payment, Messrs. Green and Lehr received 50% cash and 50% restricted stock units (RSUs), and Dr. Hare receiving 100% RSUs, resulting in grants of 8,223, 6,167 and 12,335 RSUs, respectively. The RSUs vest in full on September 30, 2021.

The Compensation Committee also granted stock option awards to executives, which vest 12.5% on July 22, 2021, with the remaining amounts vesting equally each quarter thereafter over the remaining four years, and have an exercise price of $6.08, the closing price of the Company’s common stock on date of grant. Each recipient received an award exercisable for 50,000 shares, except for Mr. Green, whose award is exercisable for 75,000 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: July 23, 2021	/s/ Geoff Green
	Name:	Geoff Green
	Title:	Chief Executive Officer

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